                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 17, 2004

                                 Date of Report
                        (Date of Earliest Event Reported)

                             EVERLAST WORLDWIDE INC.

             (Exact Name of Registrant as Specified in its Charter)

     Delaware                    0-25918                         13-3672716
     --------                    -------                         ----------
(State or Other                (Commission                   (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018

                     (Address of Principal Executive Office)

                                 (212) 239-0990

                         (Registrant's telephone number,
                              including area code)

                   -------------------------------------------
                   (Former Name, if Changed Since Last Report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On  December  17,  2004,  Everlast  Worldwide,  Inc.  (the  "Company")
executed a license agreement (the "License Agreement") with Jacques Moret, Inc., a New York  corporation  (the  "Licensee").  The  License  Agreement  grants the
Licensee,  a supplier of women's apparel in the United States, a license for the use  of  the  Everlast(R)  mark  in  the  United  States,  its  territories  and possessions,  and any and all U.S.  military  installations  and bases worldwide
(the "Covered Territory")  commencing on January 1, 2005 (the "Effective Date").
Pursuant to the terms of the License Agreement,  the Licensee shall, among other things,  pay  royalties  of five  percent  of net sales of product  licensed  to
Licensee (the "Licensed Products"), subject to certain exceptions, with at least
$12,500,000 in guaranteed royalties to the Company in the first five-year term.

          The Licensee acknowledged that the Company is currently a party to one or more  third-party  licenses in the  Covered  Territory  (each a  "Third-Party
License")  that are valid and in effect  as of the  Effective  Date for  certain types of women's apparel. The License Agreement,  however,  provides that in the event that any Third-Party  License expires, or is terminated during the term on the License Agreement, the Licensee shall have a right of first refusal to enter into a new license to replace such expired or terminated Third-Party License.

          The License Agreement  terminates on December 31, 2009 and, subject to certain  conditions,  may be renewed  for two  additional  five year  terms.  In addition,  subject  to  certain  conditions  being  met,  the  Licensee  has the additional  option as of December 31, 2009 to convert the License Agreement to a fully-paid  exclusive  license for a term of 99 years,  with automatic  one-year renewals in perpetuity thereafter at the Licensee's option, for the price of $26 million, or at December 31, 2014 for a minimum price of $30 million.

ITEM 5 -  OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On December 17, 2004, the Company issued a press release to report the execution of the License  Agreement.  Pursuant to General  Instruction F to Form
8-K, the press release  attached  hereto as Exhibit 99.1, is  incorporated  into this Item 5 by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits:

99.1      Press release of Everlast Worldwide Inc. dated December 17, 2004.

99.2      License Agreement  between Everlast  Worldwide Inc. and Jacques Moret,
          Inc. dated December 17, 2004.

           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           EVERLAST WORLDWIDE INC.

December 22, 2004                          By: /s/ Gary J. Dailey
                                              ----------------------------------
                                              Name:  Gary J. Dailey
                                              Title: Chief Financial Officer